MERRILL LYNCH
                                                               FLORIDA MUNICIPAL
                                                               BOND FUND

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               July 31, 1998

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with poten-tial changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Portfolio Strategy

During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Florida Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Florida tax-exempt municipal bonds was just over $7 billion during the six-month period ended July 31, 1998. This represents an increase of more than 15% compared to the same six-month period a year ago.

Looking ahead, we expect to continue to maintain our fully invested position and our constructive portfolio strategy to seek to benefit from a lower interest rate environment.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Florida municipal issuance increased by more than 20% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. We believed that economic growth would resurge and the Federal Reserve Board would raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for US Treasury securities, causing a rally in the bond market. In response to the Asian economic crisis and the continued domestic low inflation environment, we shifted the Fund to a more aggressive position by early November 1997. We remained constructive through July 31, 1998, participating in the continued bond market rally, which brought interest rates to their recent historic lows.

Throughout the fiscal year ended July 31, 1998, we maintained the Fund's fully invested position. These strategies produced total returns of +5.61%, +5.07%, +4.97% and +5.51% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.49% for similar Florida tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Co-Portfolio Manager

September 4, 1998

================================================================================
Effective July 1998, Robert D. Sneeden became co-portfolio manager of Merrill Lynch Florida Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was a vice president at Lehman Brothers from 1990 to 1994.
================================================================================

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                Standardized
                                                  12 Month       3 Month      Since Inception   30-Day Yield
                                                Total Return   Total Return     Total Return    As of 7/31/98
=============================================================================================================
ML Florida Municipal Bond Fund Class A Shares      +5.61%         +2.27%          +62.52%          4.31%
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares      +5.07          +2.13           +56.74           3.98
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares      +4.97          +2.11           +30.72           3.88
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares      +5.51          +2.24           +33.26           4.21
=============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 5/31/91; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal B ond Index. Beginning and ending values are:

                                                         5/31/91**       7/98
ML Florida Municipal Bond Fund+--
Class A Shares*                                          $ 9,600         $15,603
ML Florida Municipal Bond Fund+--
Class B Shares*                                          $10,000         $15,674
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $17,136

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                         10/21/94**      7/98
ML Florida Municipal Bond Fund+--
Class C Shares*                                          $10,000         $13,072
ML Florida Municipal Bond Fund+--
Class D Shares*                                          $ 9,600         $12,793
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**  Commencement of operations.

+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.

    Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                   +8.30%           +3.96%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                             +5.37            +4.51
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/98                                      +7.06            +6.44
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                        +7.75%        +3.75%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                  +4.83         +4.83
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/98                                           +6.52         +6.52
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                        +7.65%        +6.65%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                           +7.47         +7.47
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                   +8.20%           +3.87%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                      +8.02            +6.83
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's    Face                                                Value
Ratings   Ratings   Amount                  Issue                      (Note 1a)
--------------------------------------------------------------------------------
Florida--90.4%
--------------------------------------------------------------------------------
AAA       Aaa      $ 1,095   Altamonte Springs, Florida, Health
                             Facilities Authority, Hospital
                             Revenue Bonds (Adventist Health
                             Systems--Sunbelt), 7% due 10/01/2014(e)    $ 1,347
--------------------------------------------------------------------------------
AAA       Aaa        3,000   Bay Medical Center, Florida, Hospital
                             Revenue Bonds (Bay Medical Center
                             Project), 5% due 10/01/2022(b)               2,910
--------------------------------------------------------------------------------
NR*       Aaa        4,140   Brevard County, Florida, HFA, S/F
                             Mortgage Revenue Bonds, AMT, 6.70%
                             due 9/01/2027(f)                             4,419
--------------------------------------------------------------------------------
AAA       Aaa        1,375   Brevard County, Florida, Health
                             Facilities Authority, Revenue
                             Refunding Bonds (Wuesthoff Memorial
                             Hospital), Series B, 6.90% due
                             4/01/2002(c)(e)                              1,503
--------------------------------------------------------------------------------
                             Broward County, Florida, HFA, M/F
                             Housing Revenue Refunding Bonds
                             (Lakeside Apartments Project)(i):
AAA       NR*        1,100     6.90% due 8/01/2015                        1,205
AAA       NR*        1,100     7% due 2/01/2025                           1,211
--------------------------------------------------------------------------------
AAA       Aaa        4,000   Celebration Community Development
                             District, Florida (Special Assessment),
                             6% due 5/01/2010(c)                          4,332
--------------------------------------------------------------------------------
AAA       Aaa        7,650   Charlotte County, Florida, Health
                             Care Facilities Revenue Bonds
                             (Bon Secours Health System), RIB,
                             8.026% due 8/26/2027(g)(h)                   8,759
--------------------------------------------------------------------------------
A+        A1        11,215   Citrus County, Florida, PCR,
                             Refunding (Florida Power
                             Corporation--Crystal River),
                             Series A, 6.625% due 1/01/2027              12,169
--------------------------------------------------------------------------------
AAA       Aaa        4,320   Collier County, Florida, School
                             Board, COP, 5% due 2/15/2016(g)              4,285
--------------------------------------------------------------------------------
                             Dade County, Florida, HFA, S/F
                             Mortgage Revenue Bonds, AMT:
NR*       Aaa          165     Series B, 7.25% due 9/01/2023(d)             174
NR*       Aaa        3,155     Series C, 7.75% due 9/01/2022(f)           3,310
--------------------------------------------------------------------------------
AA-       VMIG1+       100   Dade County, Florida, IDA, Exempt
                             Facilities Revenue Refunding Bonds
                             (Florida Power and Light Company),
                             VRDN, 3.65% due 6/01/2021(a)                   100
--------------------------------------------------------------------------------
A1+       VMIG1+     2,100   Dade County, Florida, Water and
                             Sewer System Revenue Bonds, VRDN,
                             3.40% due 10/05/2022(a)(k)                   2,100
--------------------------------------------------------------------------------
AAA       Aaa       12,000   Escambia County, Florida, HFA, S/F
                             Mortgage Revenue Refunding Bonds
                             (Multi-County Program), AMT, 7%
                             due 4/01/2028(d)                            13,180
--------------------------------------------------------------------------------
                             Escambia County, Florida, PCR (Champion
                             International Corporation Project):
BBB       Baa1       11,620    AMT, 6.90% due 8/01/2022                  12,893
BBB       Baa1        2,500    Refunding, 6.95% due 11/01/2007            2,744
--------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
DATES Daily Adjustable Tax-Exempt Securities
HFA   Housing Finance Agency
IDA   Industrial Development Authority
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITES Residual Interest Tax-Exempt Securities
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's    Face                                                Value
Ratings   Ratings   Amount                  Issue                      (Note 1a)
--------------------------------------------------------------------------------
Florida (continued)
--------------------------------------------------------------------------------
NR*        Aaa     $ 1,450   Florida HFA, Home Ownership Revenue
                             Bonds, AMT, Series G-1, 7.90% due
                             3/01/2022(f)                              $  1,530
--------------------------------------------------------------------------------
AAA        Aaa      10,420   Florida HFA (Maitland Club Apartments),
                             AMT, Series B-1, 7% due 2/01/2035(b)        11,477
--------------------------------------------------------------------------------
AAA        Aaa       1,000   Florida State Board of Education,
                             Capital Outlay, Public Education,
                             Series 1994-C, 5.60% due 6/01/2020(c)        1,036
--------------------------------------------------------------------------------
NR*        Aaa       2,885   Florida State Mid-Bay Bridge Authority
                             Revenue Bonds, Series A, 5.50%** due
                             10/01/2026(b)                                  639
--------------------------------------------------------------------------------
                             Florida State Turnpike Authority,
                             Turnpike Revenue Bonds
                             (Department of Transportation):
AAA        Aaa       7,395     Series A, 4.50% due 7/01/2027(k)           6,676
AAA        Aaa       5,950     Series B, 5.25% due 7/01/2011(c)           6,206
AAA        Aaa       8,165     Series B, 5% due 7/01/2017(c)              8,066
--------------------------------------------------------------------------------
A          A3       10,000   Hillsborough County, Florida, Capital
                             Improvement Revenue Bonds (County
                             Center Project), Second Series, 6.75%
                             due 7/01/2002(j)                            11,105
--------------------------------------------------------------------------------
AA         Aa3       2,250   Hillsborough County, Florida, IDA, PCR,
                             Refunding (Tampa Electric Company
                             Project), Series 91, 7.875%
                             due 8/01/2021                                2,536
--------------------------------------------------------------------------------
AAA        Aaa       5,000   Hillsborough County, Florida, School
                             Board, COP, Refunding (Master Lease
                             Program), Series A, 5% due 7/01/2023(c)      4,868
--------------------------------------------------------------------------------
AAA        Aaa       2,750   Hillsborough County, Florida, Utility
                             Revenue Refunding Bonds, Series B,
                             6.50% due 8/01/2016(c)                       2,970
--------------------------------------------------------------------------------
A1+        VMIG1+    2,400   Jacksonville, Florida, PCR, Refunding
                             (Florida Power and Light Co. Project),
                             VRDN, 3.60% due 5/01/2029(a)                 2,400
--------------------------------------------------------------------------------
AAA        Aaa       4,000   Lakeland, Florida, Electric and Water
                             Revenue Bonds, 4.47%** due 10/01/2009(b)     2,391
--------------------------------------------------------------------------------
                             Leesburg, Florida, Hospital Revenue
                             Refunding Bonds (Leesburg Regional
                             Medical Center Project):
A-         A3        6,110     Series A, 6.125% due 7/01/2018             6,504
A-         A3        1,515     Series B, 5.625% due 7/01/2013             1,574
--------------------------------------------------------------------------------
A1+        VMIG1+      300   Manatee County, Florida, PCR, Refunding
                             (Florida Power and Light Co. Project),
                             VRDN, 3.60% due 9/01/2024(a)                   300
--------------------------------------------------------------------------------
AAA        Aaa       6,400   Miami--Dade County, Florida,
                             Professional Sports Franchise
                             Facilities, Tax Revenue Refunding
                             Bonds, 4.75% due 10/01/2030(c)               5,971
--------------------------------------------------------------------------------
                             Miami--Dade County, Florida, Special
                             Obligation, Refunding, Series A(c):
AAA        Aaa      10,000     5.46%** due 10/01/2018                     3,397
AAA        Aaa      24,385     5.59%** due 10/01/2023                     6,306
--------------------------------------------------------------------------------
AAA        Aaa       7,000   Orlando and Orange County, Florida,
                             Expressway Authority, Revenue
                             Refunding Bonds (Junior Lien),
                             5% due 7/01/2021(k)                          6,841
--------------------------------------------------------------------------------
AA         Aa2       1,900   Palm Beach County, Florida, Refunding,
                             UT, 5.50% due 12/01/2013                     2,039
--------------------------------------------------------------------------------
AAA        Aaa       2,080   Pasco County, Florida, Health
                             Facilities Authority, Revenue
                             Refunding Bonds (Gross Adventist
                             Health System--Sunbelt), 7% due
                             10/01/2014(e)                                2,564
--------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's    Face                                                Value
Ratings   Ratings   Amount                  Issue                      (Note 1a)
--------------------------------------------------------------------------------
Florida (concluded)
--------------------------------------------------------------------------------
                             Pinellas County, Florida, HFA, S/F
                             Mortgage Revenue Bonds (Multi-County
                             Program), AMT, Series C(d):
NR*        Aaa     $ 1,750     5.70% due 9/01/2018                     $  1,788
NR*        Aaa       2,000     5.80% due 3/01/2029                        2,046
--------------------------------------------------------------------------------
A1+        VMIG1+    2,000   Pinellas County, Florida, Health
                             Facilities Authority, Revenue
                             Refunding Bonds (Pooled Hospital
                             Loan Program), DATES, 3.65%
                             due 12/01/2015(a)                            2,000
--------------------------------------------------------------------------------
AAA        Aaa       5,000   Pinellas County, Florida, Sewer
                             Revenue Refunding Bonds, 5% due
                             10/01/2024(k)                                4,865
--------------------------------------------------------------------------------
A1+        VMIG1+      880   Putnam County, Florida, Development
                             Authority, PCR, Refunding (Florida
                             Power & Light Company Project), VRDN,
                             3.60% due 9/01/2024(a)                         880
--------------------------------------------------------------------------------
A1+        VMIG1+      700   Saint Lucie County, Florida, PCR,
                             Refunding (Florida Power & Light
                             Company Project), VRDN, 3.60%
                             due 3/01/2027(a)                               700
--------------------------------------------------------------------------------
AAA        Aaa       3,250   Saint Petersburg, Florida, Health
                             Facilities Authority Revenue Bonds
                             (Allegheny Health System), Series A,
                             7% due 12/01/2001(c)(j)                      3,609
--------------------------------------------------------------------------------
AAA        Aaa       2,800   South Broward, Florida, Hospital
                             District, Hospital Revenue Bonds,
                             RIB, Series C, 9.237%
                             due 5/01/2001(b)(h)(j)                       3,279
--------------------------------------------------------------------------------
AAA        Aaa       1,475   Tampa, Florida, Allegheny Health
                             System Revenue Bonds (Saint Joseph),
                             6.75% due 12/01/2001(c)(j)                   1,627
--------------------------------------------------------------------------------
AAA        Aaa       5,000   Village Center Community Development
                             District, Florida Recreational
                             Revenue Refunding Bonds, Senior
                             Series A, 5% due 11/01/2021(c)               4,885
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Puerto Rico--10.8%
--------------------------------------------------------------------------------
                             Puerto Rico Commonwealth, Highway and
                             Transportation Authority, Highway
                             Revenue Bonds, RITES, Series X(h):
A1+        Baa1      7,600     5.932% due 7/01/2004                       8,322
A1+        Baa1     10,000     6.032% due 7/01/2005                      11,050
--------------------------------------------------------------------------------
A          Baa1      4,400   Puerto Rico Public Buildings Authority
                             Revenue Bonds (Guaranteed Government
                             Facilities), Series B, 5.25%
                             due 7/01/2021                                4,388
--------------------------------------------------------------------------------
Total Investments (Cost--$209,808)--101.2%                              223,476

Liabilities in Excess of Other Assets--(1.2%)                            (2,639)
                                                                       ---------
Net Assets--100.0%                                                     $220,837
                                                                       ========
--------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FNMA/GNMA Collateralized.
(e) Escrowed to maturity.
(f) GNMA Collateralized.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(i) FNMA Collateralized.
(j) Prerefunded.
(k) FGIC Insured.
*   Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998

Assets:              Investments, at value
                     (identified cost--$209,807,749)
                     (Note 1a) .....................               $223,475,767
                     Cash ..........................                     64,628
                     Receivables:
                        Interest ...................  $ 2,964,816
                        Beneficial interest sold ...      171,214     3,136,030
                     Prepaid registration fees        -----------
                     and other assets (Note 1e) ....                      5,507
                                                                   ------------
                     Total assets ..................                226,681,932
                                                                   ------------
--------------------------------------------------------------------------------
Liabilities:         Payables:
                        Securities purchased .......    4,888,111
                        Beneficial interest redeemed      544,976
                        Dividends to shareholders
                        (Note 1f) ..................      170,067
                        Investment adviser (Note 2)       110,148
                        Distributor (Note 2) .......       72,234     5,785,536
                     Accrued expenses and other       -----------
                     liabilities ...................                     59,362
                                                                   ------------
                     Total liabilities .............                  5,844,898
                                                                   ------------
--------------------------------------------------------------------------------
Net Assets:          Net assets ....................               $220,837,034
                                                                   ============
--------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial
Consist of:          interest, $.10 par value,
                     unlimited number of shares
                     authorized ....................               $    424,394
                     Class B Shares of beneficial
                     interest, $.10 par value,
                     unlimited number of shares
                     authorized ....................                  1,378,688
                     Class C Shares of beneficial
                     interest, $.10 par value,
                     unlimited number of shares
                     authorized ....................                     85,654
                     Class D Shares of beneficial
                     interest, $.10 par value,
                     unlimited number of shares
                     authorized ....................                    233,543
                     Paid-in capital in excess
                     of par ........................                219,820,175
                     Accumulated realized capital
                     losses on investments--net
                     (Note 5) ......................                (13,990,624)
                     Accumulated distributions in
                     excess of realized capital
                     gains--net (Note 1f) ..........                   (782,814)
                     Unrealized appreciation on
                     investments--net ..............                 13,668,018
                                                                   ------------
                     Net assets ....................               $220,837,034
                                                                   ============
--------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets
                     of $44,172,932 and 4,243,940
                     shares of beneficial interest
                     outstanding ...................               $      10.41
                                                                   ============
                     Class B--Based on net assets
                     of $143,496,603 and 13,786,877
                     shares of beneficial interest
                     outstanding ...................               $      10.41
                                                                   ============
                     Class C--Based on net assets
                     of $8,899,850 and 856,535
                     shares of beneficial interest
                     outstanding ...................               $      10.39
                                                                   ============
                     Class D--Based on net assets
                     of $24,267,649 and 2,335,428
                     shares of beneficial interest
                     outstanding ...................               $      10.39
                                                                   ============
--------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Statement of Operations

                                                             For the Year Ended
                                                                  July 31, 1998
--------------------------------------------------------------------------------
Investment Income    Interest and amortization of
(Note 1d):           premium and discount earned ...               $ 12,932,394
--------------------------------------------------------------------------------
Expenses:            Investment advisory fees
                     (Note 2) ......................  $ 1,237,408
                     Account maintenance and
                     distribution fees--Class B
                     (Note 2) ......................      753,007
                     Accounting services (Note 2) ..       86,605
                     Printing and shareholder
                     reports .......................       63,999
                     Professional fees .............       58,535
                     Transfer agent fees--Class B
                     (Note 2) ......................       57,193
                     Account maintenance and
                     distribution fees--Class C
                     (Note 2) ......................       43,931
                     Account maintenance fees--
                     Class D (Note 2) ..............       21,886
                     Transfer agent fees--Class A
                     (Note 2) ......................       13,739
                     Custodian fees ................       12,666
                     Trustees' fees and expenses ...       12,533
                     Transfer agent fees--Class D
                     (Note 2) ......................        6,626
                     Pricing fees ..................        5,723
                     Transfer agent fees--Class C
                     (Note 2) ......................        2,733
                     Registration fees (Note 1e) ...        2,100
                     Other .........................        2,390
                                                      -----------
                     Total expenses ................                  2,381,074
                                                                   ------------
                     Investment income--net ........                 10,551,320
                                                                   ------------
--------------------------------------------------------------------------------
Realized &           Realized gain on
Unrealized Gain      investments--net ..............                  3,911,295
(Loss) on            Change in unrealized appreciation
Investments--Net     on investments--net ...........                 (3,082,526)
(Notes 1b, 1d & 3):  Net Increase in Net Assets                    ------------
                     Resulting from Operations .....               $ 11,380,089
                                                                   ============
--------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Statements of Changes in Net Assets

                                                                                                  For the Year Ended July 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   1998              1997
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  10,551,320    $  12,272,696
                     Realized gain on investments--net ......................................       3,911,295        4,923,619
                     Change in unrealized appreciation on investments--net ..................      (3,082,526)       5,108,135
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ...................      11,380,089       22,304,450
                                                                                                -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders            Class A .............................................................      (2,285,733)      (2,498,485)
(Note 1f):              Class B .............................................................      (6,855,902)      (8,512,919)
                        Class C .............................................................        (325,426)        (284,124)
                        Class D .............................................................      (1,084,259)        (977,168)
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends to shareholders ....     (10,551,320)     (12,272,696)
                                                                                                -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions     (13,639,151)     (39,215,251)
Transactions                                                                                    -------------    -------------
(Note 4):
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...........................................     (12,810,382)     (29,183,497)
                     Beginning of year ......................................................     233,647,416      262,830,913
                                                                                                -------------    -------------
                     End of year ............................................................   $ 220,837,034    $ 233,647,416
                                                                                                =============    =============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Financial Highlights

The following per share data and ratios have been derived                            Class A
from information provided in the financial statements.      -------------------------------------------------------
                                                                           For the Year Ended July 31,
                                                            -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $ 10.37     $  9.94     $  9.86     $  9.88     $ 10.78
Operating                                                   -------     -------     -------     -------     -------
Performance:       Investment income--net ...............       .53         .53         .53         .53         .55
                   Realized and unrealized gain (loss) on
                   investments--net .....................       .04         .43         .08        (.02)       (.48)
                                                            -------     -------     -------     -------     -------
                   Total from investment operations .....       .57         .96         .61         .51         .07
                                                            -------     -------     -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .............      (.53)       (.53)       (.53)       (.53)       (.55)
                     In excess of realized gain on
                     investments--net .....................      --          --          --          --        (.42)
                                                            -------     -------     -------     -------     -------
                   Total dividends and distributions ....      (.53)       (.53)       (.53)       (.53)       (.97)
                                                            -------     -------     -------     -------     -------
                   Net asset value, end of year .........   $ 10.41     $ 10.37     $  9.94     $  9.86     $  9.88
                                                            =======     =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...      5.61%       9.99%       6.30%       5.47%        .39%
Return:*                                                    =======     =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .............................       .69%        .69%        .68%        .70%        .68%
Net Assets:                                                 =======     =======     =======     =======     =======
                   Investment income--net ...............      5.06%       5.31%       5.30%       5.54%       5.23%
                                                            =======     =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $44,173     $47,598     $46,765     $51,805     $69,409
Data:                                                       =======     =======     =======     =======     =======
                   Portfolio turnover ...................    101.75%      84.69%     162.83%     178.62%     205.94%
                                                            =======     =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------

                   *Total investment returns exclude the effects of sales loads.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.      ------------------------------------------------------------
                                                                             For the Year Ended July 31,
                                                            ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $  10.37     $   9.94     $   9.86     $   9.88     $  10.78
Operating                                                   --------     --------     --------     --------     --------
Performance:       Investment income--net ...............        .47          .48          .48          .49          .49
                   Realized and unrealized gain (loss) on
                   investments--net .....................        .04          .43          .08         (.02)        (.48)
                                                            --------     --------     --------     --------     --------
                   Total from investment operations .....        .51          .91          .56          .47          .01
                                                            --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net .............       (.47)        (.48)        (.48)        (.49)        (.49)
                     In excess of realized gain on
                     investments--net ...................         --           --           --           --         (.42)
                                                            --------     --------     --------     --------     --------
                   Total dividends and distributions ....       (.47)        (.48)        (.48)        (.49)        (.91)
                                                            --------     --------     --------     --------     --------
                   Net asset value, end of year .........   $  10.41     $  10.37     $   9.94     $   9.86     $   9.88
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...       5.07%        9.43%        5.76%        4.93%        (.11%)
Return:*                                                    ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .............................       1.20%        1.20%        1.18%        1.21%        1.18%
Net Assets:                                                 ========     ========     ========     ========     ========
                   Investment income--net ...............       4.55%        4.80%        4.79%        5.03%        4.73%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $143,496     $160,562     $195,097     $205,362     $224,915
Data:                                                       ========     ========     ========     ========     ========
                   Portfolio turnover ...................     101.75%       84.69%      162.83%      178.62%      205.94%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------

                   *Total investment returns exclude the effects of sales loads.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Financial Highlights (continued)

                                                                                   Class C
                                                              --------------------------------------------------
                                                                                                        For the
                                                                                                        Period
The following per share data and ratios have been derived                                              Oct. 21,
from information provided in the financial statements.             For the Year Ended July 31,         1994+ to
                                                              ------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                         1998           1997           1996       1995
----------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...   $ 10.35        $ 9.92        $  9.85     $  9.48
Operating                                                     -------        ------        -------     -------
Performance:       Investment income--net .................       .46           .47            .47         .37
                   Realized and unrealized gain on
                   investments--net .......................       .04           .43            .07         .37
                                                              -------        ------        -------     -------
                   Total from investment operations .......       .50           .90            .54         .74
                                                              -------        ------        -------     -------
                   Less dividends from investment
                   income--net ............................      (.46)         (.47)          (.47)       (.37)
                                                              -------        ------        -------     -------
                   Net asset value, end of period .........   $ 10.39        $10.35        $  9.92     $  9.85
                                                              =======        ======        =======     =======
----------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....      4.97%         9.33%          5.54%       7.92%++
Return:**                                                     =======        ======        =======     =======
----------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ...............................      1.30%         1.30%          1.28%       1.33%*
Net Assets:                                                   =======        ======        =======     =======
                   Investment income--net .................      4.44%         4.70%          4.70%       4.84%*
                                                              =======        ======        =======     =======
----------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)   $ 8,900        $5,976        $ 5,738     $ 1,954
Data:                                                         =======        ======        =======     =======
                   Portfolio turnover .....................    101.75%        84.69%        162.83%     178.62%
                                                              =======        ======        =======     =======
----------------------------------------------------------------------------------------------------------------

                   *  Annualized.
                   ** Total investment returns exclude the effects of sales
                      loads.
                   +  Commencement of operations.
                   ++ Aggregate total investment return.

                      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                Class D
                                                              --------------------------------------------
                                                                                                   For the
                                                                                                   Period
The following per share data and ratios have been derived                                         Oct. 21,
from information provided in the financial statements.          For the Year Ended July 31,       1994+ to
                                                              ------------------------------      July 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...   $ 10.35     $  9.92     $  9.85     $  9.48
Operating                                                     -------     -------     -------     -------
Performance:       Investment income--net .................       .52         .52         .52         .40
                   Realized and unrealized gain on
                   investments--net .......................       .04         .43         .07         .37
                                                              -------     -------     -------     -------
                   Total from investment operations .......       .56         .95         .59         .77
                                                              -------     -------     -------     -------
                   Less dividends from investment
                   income--net ............................      (.52)       (.52)       (.52)       (.40)
                                                              -------     -------     -------     -------
                   Net asset value, end of period .........   $ 10.39     $ 10.35     $  9.92     $  9.85
                                                              =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....      5.51%       9.89%       6.09%       8.34%++
Return:**                                                     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ...............................       .79%        .79%        .78%        .81%*
Net Assets:                                                   =======     =======     =======     =======
                   Investment income--net .................      4.95%       5.21%       5.20%       5.39%*
                                                              =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)   $24,268     $19,511     $15,231     $ 9,179
Data:                                                         =======     =======     =======     =======
                   Portfolio turnover .....................    101.75%      84.69%     162.83%     178.62%
                                                              =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------

                   *  Annualized.
                   ** Total investment returns exclude the effects of sales
                      loads.
                   +  Commencement of operations.
                   ++ Aggregate total investment return.

                      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .....................................          0.25%            0.25%
Class C .....................................          0.25%            0.35%
Class D .....................................          0.10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD            MLPF&S
--------------------------------------------------------------------------------
Class A .....................................        $1,243          $11,800
Class D .....................................        $2,713          $23,511
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $125,313 and $1,169 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,000 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $221,982,308 and $238,250,796, respectively.

Net realized gains (losses) for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized       Unrealized
                                               Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments .......................   $ 4,718,760     $ 13,668,018
Financial futures contracts .................      (807,465)              --
                                                -----------     ------------
Total .......................................   $ 3,911,295     $ 13,668,018
                                                ===========     ============
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,624,801, of which $13,777,727 related to appreciated securities and $152,926 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $209,850,966.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $13,639,151 and $39,215,251 for the years ended July 31, 1998 and July 31, 1997, respectively.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended July 31, 1998                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................       648,986     $  6,738,638
Shares issued to share-
holders in reinvestment of
dividends ...................................       102,167        1,060,119
                                                 ----------     ------------
Total issued ................................       751,153        7,798,757
Shares redeemed .............................    (1,098,382)     (11,394,663)
                                                 ----------     ------------
Net decrease ................................      (347,229)    $ (3,595,906)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended July 31, 1997                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................     1,198,024     $ 12,044,059
Shares issued to share-
holders in reinvestment of
dividends ...................................       102,957        1,034,308
                                                 ----------     ------------
Total issued ................................     1,300,981       13,078,367
Shares redeemed .............................    (1,415,548)     (14,209,728)
                                                 ----------     ------------
Net decrease ................................      (114,567)    $ (1,131,361)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended July 31, 1998                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................     1,857,210     $ 19,281,640
Shares issued to share-
holders in reinvestment of
dividends ...................................       241,773        2,508,474
                                                 ----------     ------------
Total issued ................................     2,098,983       21,790,114
Automatic conversion
of shares ...................................       (44,185)        (459,536)
Shares redeemed .............................    (3,756,113)     (38,946,230)
                                                 ----------     ------------
Net decrease ................................    (1,701,315)    $(17,615,652)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended July 31, 1997                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................     1,862,462     $ 18,706,803
Shares issued to share-
holders in reinvestment of
dividends ...................................       314,901        3,162,398
                                                 ----------     ------------
Total issued ................................     2,177,363       21,869,201
Automatic conversion
of shares ...................................       (88,402)        (887,789)
Shares redeemed .............................    (6,233,558)     (62,569,290)
                                                 ----------     ------------
Net decrease ................................    (4,144,597)    $(41,587,878)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended July 31, 1998                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................       367,401     $  3,807,777
Shares issued to shareholders
in reinvestment of dividends ................        17,062          176,743
                                                 ----------     ------------
Total issued ................................       384,463        3,984,520
Shares redeemed .............................      (105,334)      (1,094,008)
                                                 ----------     ------------
Net increase ................................       279,129     $  2,890,512
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended July 31, 1997                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       325,779     $  3,269,654
Shares issued to shareholders
in reinvestment of dividends ................        17,881          179,309
                                                 ----------     ------------
Total issued ................................       343,660        3,448,963
Shares redeemed .............................      (344,557)      (3,461,143)
                                                 ----------     ------------
Net decrease ................................          (897)    $    (12,180)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended July 31, 1998                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       762,178     $  7,918,934
Automatic conversion
of shares ...................................        44,259          459,536
Shares issued to shareholders
in reinvestment of dividends ................        43,073          446,045
                                                 ----------     ------------
Total issued ................................       849,510        8,824,515
Shares redeemed .............................      (399,214)      (4,142,620)
                                                 ----------     ------------
Net increase ................................       450,296     $  4,681,895
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended July 31, 1997                                 Shares          Amount
--------------------------------------------------------------------------------
Shares sold .................................       873,825     $  8,795,859
Automatic conversion
of shares ...................................        88,522          887,789
Shares issued to shareholders
in reinvestment of dividends ................        36,575          366,988
                                                 ----------     ------------
Total issued ................................       998,922       10,050,636
Shares redeemed .............................      (648,762)      (6,534,468)
                                                 ----------     ------------
Net increase ................................       350,160     $  3,516,168
                                                 ==========     ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a capital loss carryforward of approximately $12,540,000, of which $10,264,000 expires in 2003 and $2,276,000 expires in
2004. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary


Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16031--7/98

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